UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2007

TBS INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	000-51368	98-0225954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Commerce Building
Chancery Lane
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices)

(441) 295-9230
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 23, 2007, TBS International Limited and certain of its subsidiaries borrowed an additional $20.0 million under the exiting $140.0 million credit facility with Bank of America, N.A., as Administrative Agent and a Lender, Citibank, N.A., as Syndication Agent and a Lender, Westlb AG New York Branch, as Documentation Agent and a Lender, Keybank, N.A. as a Lender, LaSalle Bank, National Association, as a Lender, North Fork Business Capital Corporation, as a Lender, and Webster Bank national Association, as a Lender.  The revolving credit facility was increased by $15.0 million, from $65.0 million to $80.0 million, and the term credit facility was increased by $5.0 million. Accordingly, the Credit Agreement dated July 31, 2006, was amended to include Exeter Shipping Corp. as a borrower and include the vessel Alabama Belle as additional collateral.  The amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2007, the executive officers of TBS International Limited and Subsidiaries (the “Company”), were awarded the following performance-based cash bonuses for the year 2006:
Amount
Executive	of Bonus

Joseph E. Royce, President, Chief Executive Officer, Chairman and Director	$375,000

Gregg L. McNelis, Senior Executive Vice President, Chief Operating Officer and Director	$325,000

Lawrence A. Blatte, Senior Executive Vice President	$325,000

Ferdinand V. Lepere, Executive Vice President and Chief Financial Officer	$295,000

The Board of Directors on the recommendation of its Compensation Committee approved these performance-based cash bonuses. Messrs. Royce, McNelis, Blatte and Lepere had received performance-based cash bonuses for the year 2005 of $200,000 each.

Also, the Company’s Board of Directors approved 2007 salaries for the Company’s executive officers, effective as of January 1, 2007 as follows:

2007
Executive	Salary

Joseph E. Royce	$400,000

Gregg L. McNelis	$350,000

Lawrence A. Blatte	$350,000

Ferdinand V. Lepere	$315,000

In addition, on January 22, 2007, the Compensation Committee approved a Form of Restricted Share Award Agreement and a Form of Bonus Share Award Agreement, both of which are for use from time to time pursuant to the terms and conditions of the TBS International Limited and Subsidiaries 2005 Equity Incentive Plan. These agreements are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.
Exhibit 10.1	Amendment No. 1 to Credit Agreement
Exhibit 10.2	Form of Restricted Share Award Agreement under the TBS International Limited and Subsidiaries 2005 Equity Incentive Plan.
Exhibit 10.3	Form of Bonus Share Award Agreement under the TBS International Limited and Subsidiaries 2005 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL LIMITED

Date: January 26, 2007	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer